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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                            Reported): July 30, 1998

               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of July 1, 1998, providing for the issuance of the CWABS, INC. Mortgage Pass-Through Certificates, Series 1998-14).

                                   CWABS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)

          Delaware                   333-37539                  95-4596514
          --------                   ---------                  ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation              File Number              Identification No.)

           4500 Park Granada
           Calabasas, California                                91302
           ---------------------                              ----------
           (Address of Principal                              (Zip Code)
             Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.
------   ------------

Filing of Certain Materials
---------------------------

         In connection with the issuance of CWABS, INC. Mortgage Pass-Through Certificates, Series 1998-14 (the "Certificates"), CWABS, INC. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as
Exhibit 8.1

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1      Opinion of Brown & Wood LLP re Tax Matters.
-------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated June 25, 1998 and prospectus supplement dated July 27, 1998, of CWABS, Inc., relating to its Mortgage Pass Through Certificates, Series 1998-14.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CWABS, INC.

                                                     By: /s/ David Walker
                                                         ----------------------
                                                         David Walker
                                                         Vice President

Dated:  July 30, 1998


Exhibit Index
-------------

Exhibit                                                                    Page
-------                                                                    ----

8.1      Opinion of Brown & Wood LLP re Tax matters                          5

                                                                     Exhibit 8.1
                                                                     -----------

                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                  July 30, 1998

Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower
New York, New York  10281

Countrywide Securities Corporation
4500 Park Granada
Calabasas, California  91302

                  Re:  CWABS, Inc.
                       Mortgage Pass-Through Certificates, Series 1998-14
                       --------------------------------------------------

Ladies and Gentlemen:

         We have acted as special counsel for CWABS, Inc., a Delaware corporation (the "Company"), in connection with the issuance of the CWABS, Inc. Mortgage Pass Through Certificates of the above-referenced Series (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class PO, Class X, Class A-R, Class M, Class B-1 and Class B-2 Certificates are referred to herein as the "Public Certificates".

         The Certificates will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") to be created pursuant to a Pooling and Servicing Agreement dated as of July 1, 1998 (the "Pooling and Servicing Agreement") among the Company, as depositor, Countrywide Home Loans, Inc., as seller and master servicer (the "Seller" or the "Master Servicer" as appropriate), and The Bank of New York, as trustee (the "Trustee"). The assets of the Trust Fund will consist primarily of a pool of conventional fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

         In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

              (1) Signed copy of the Registration Statement on Form S-3 (File No. 333-37539) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "1933 Act"), on October 9, 1997, together with each amendment thereto (such registration statement, as amended and as declared effective by the Commission on November 7, 1997, is referred to herein as the "Registration Statement").

               (2) The Prospectus dated June 25, 1998 (the "Basic Prospectus"), as supplemented by the Prospectus Supplement relating to the Public Certificates, dated July 27, 1998 (the "Prospectus Supplement"), in the form to be filed with the Commission pursuant to Rule 424(b) under the 1933 Act (the Basic Prospectus, as supplemented by the Prospectus Supplement, the "Prospectus").

         (3) The Pooling and Servicing Agreement (together with the Prospectus, the "Documents").

              (4) A specimen Certificate of each Class of Certificates.

         In addition, we have made such investigations of such matters of law as we deemed appropriate as a basis for the opinions expressed below. Further, we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals. Our opinions are also based on the assumption that there are no agreements or understandings with respect to those transactions contemplated in the Documents other than those contained in the Documents. Furthermore, our opinions are based on the assumption that all parties to the Documents will comply with the terms thereof, including all tax reporting requirements contained therein.

         As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Company and of public officials and agencies. We have, for purposes of rendering the opinions, also relied on certain factual, numerical and statistical information which is based on the assumptions used in pricing the Public Certificates.

         Based on the foregoing, we are of the opinion that the Trust Fund as described in the Prospectus Supplement and the Pooling and Servicing Agreement will qualify as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"), assuming: (i) an election is made to treat the assets of the Trust Fund as a REMIC, (ii) compliance with the Pooling and Servicing Agreement and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder.

         The opinion set forth herein is based upon the existing provisions of the Code and Treasury regulations issued or proposed thereunder, published Revenue Rulings and releases of the Internal Revenue Service and existing case law, any of which could be changed at any time. Any such changes may be retroactive in application and could modify the legal conclusions upon which such opinions are based. The opinion expressed herein is limited as described above, and do not express an opinion on any other tax aspect of the transactions contemplated by the documents relating to the transaction.

         In rendering the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal income tax laws of the United States. This opinion is rendered as of the date hereof and we undertake no obligation to update this opinion or advise you of any changes in the event there is any change in legal authorities, facts, assumptions or documents on which this opinion is based (including the taking of any action by any party to the Documents pursuant to any opinion of counsel or a waiver), or any inaccuracy in any of the representations, warranties or assumptions upon which we have relied in rendering this opinion unless we are specifically engaged to do so. This opinion is rendered only to those to whom it is addressed and may not be relied on in connection with any transactions other than the transactions contemplated herein. This opinion may not be relied upon for any other purpose, or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                                              Very truly yours,




Cover Letter


                                BROWN & WOOD LLP
                             One World Trade Center
                            New York, New York 10048
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599

                                                                   July 30, 1998

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:      CWABS, Inc.
                  File No. 333-37539 --
                  Mortgage Pass Through Certificates, 1998-14
                  -------------------------------------------

Ladies and Gentlemen:

         On behalf of CWABS, Inc. (the "Company"), transmitted herewith is a Current Report on Form 8-K containing an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes.

                                                         Very truly yours,

                                                         /s/ Amy Sunshine

                                                         Amy Sunshine

Enclosure